                                                                    EXHIBIT 99.1



                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                               September 30, 2003

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


    CASE NAME:    FLORSHEIM GROUP INC.           CASE NO.     02 B 08209
               -------------------------                  -------------------


                            SUMMARY OF CASH ACCOUNTS


ENDING BALANCE IN:                                    8/31/2003      9/30/2003
                                                    ------------   ------------

BT Commercial Concentration                         $         --   $         --

Associated Bank                                        69,245.95      66,987.00

BT Commercial Escrow                                  144,008.24     144,008.24

Shaw Gussis Fishman Glantz Wolfman &
   Towbin LLC - Preference Account                    100,452.70     100,545.55

Shaw Gussis Fishman Glantz Wolfman &
   Towbin LLC - Preference Account II                         --     163,222.23
                                                    ------------   ------------
TOTAL                                               $ 313,706.89   $ 474,763.02
                                                    ============   ============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH RECEIPTS - SEPTEMBER 30, 2003


                                                 BT COMMERCIAL
  DATE                                          CONCENTRATION(1)
  ----                                          ----------------

 09/01/03                                        $          --
 09/02/03                                                   --
 09/03/03                                                   --
 09/04/03                                                   --
 09/05/03                                                   --
 09/06/03                                                   --
 09/07/03                                                   --
 09/08/03                                                   --
 09/09/03                                                   --
 09/10/03                                                   --
 09/11/03                                                   --
 09/12/03                                                   --
 09/13/03                                                   --
 09/14/03                                                   --
 09/15/03                                                   --
 09/16/03                                                   --
 09/17/03                                                   --
 09/18/03                                                   --
 09/19/03                                                   --
 09/20/03                                                   --
 09/21/03                                                   --
 09/22/03                                                   --
 09/23/03                                                   --
 09/24/03                                                   --
 09/25/03                                                   --
 09/26/03                                                   --
 09/27/03                                                   --
 09/28/03                                                   --
 09/29/03                                                   --
 09/30/03                                                   --
                                                 -------------
TOTAL RECEIPTS                                   $          --
                                                 =============

          NOTES:

          (1) Certain wire payments are made directly into this account. The amounts are cleared daily to the loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH RECEIPTS - SEPTEMBER 30, 2003


  DATE                                                       ASSOCIATED BANK
  ----                                                       ---------------

 09/01/03                                                     $         --
 09/02/03                                                               --
 09/03/03                                                               --
 09/04/03                                                         1,424.25(1)
 09/05/03                                                               --
 09/06/03                                                               --
 09/07/03                                                               --
 09/08/03                                                               --
 09/09/03                                                           718.13(2)
 09/10/03                                                               --
 09/11/03                                                               --
 09/12/03                                                               --
 09/13/03                                                               --
 09/14/03                                                               --
 09/15/03                                                            25.00(3)
 09/16/03                                                               --
 09/17/03                                                               --
 09/18/03                                                           431.24(4)
 09/19/03                                                               --
 09/20/03                                                               --
 09/21/03                                                               --
 09/22/03                                                               --
 09/23/03                                                               --
 09/24/03                                                               --
 09/25/03                                                               --
 09/26/03                                                               --
 09/27/03                                                               --
 09/28/03                                                               --
 09/29/03                                                           512.11(5)
 09/30/03                                                               --
                                                              ------------
TOTAL RECEIPTS                                                $   3,110.73
                                                              ============

          NOTES:

          (1)  Proceeds from sale of equipment - $350.00: Utility capital credit
               - $1,074.25.

          (2)  Proceeds from accounts receivable previously written off.

          (3)  Restitution payment from lawsuit.

          (4)  Utility capital credit.

          (5)  Vendor refund - $442.11; sale of computer equipment $70.00.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH RECEIPTS - SEPTEMBER 30, 2003

                                                          BT COMMERCIAL
  DATE                                                       ESCROW
  ----                                                    -------------

 09/01/03                                                 $         --
 09/02/03                                                           --
 09/03/03                                                           --
 09/04/03                                                           --
 09/05/03                                                           --
 09/06/03                                                           --
 09/07/03                                                           --
 09/08/03                                                           --
 09/09/03                                                           --
 09/10/03                                                           --
 09/11/03                                                           --
 09/12/03                                                           --
 09/13/03                                                           --
 09/14/03                                                           --
 09/15/03                                                           --
 09/16/03                                                           --
 09/17/03                                                           --
 09/18/03                                                           --
 09/19/03                                                           --
 09/20/03                                                           --
 09/21/03                                                           --
 09/22/03                                                           --
 09/23/03                                                           --
 09/24/03                                                           --
 09/25/03                                                           --
 09/26/03                                                           --
 09/27/03                                                           --
 09/28/03                                                           --
 09/29/03                                                           --
 09/30/03                                                           --
                                                          ------------
TOTAL RECEIPTS                                            $         --
                                                          ============

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH RECEIPTS - SEPTEMBER 30, 2003

                                                          SHAW GUSSIS
  DATE                                                  PREFERENCE ACCT.
  ----                                                  ----------------

 09/01/03                                                 $         --
 09/02/03                                                           --
 09/03/03                                                           --
 09/04/03                                                           --
 09/05/03                                                           --
 09/06/03                                                           --
 09/07/03                                                        92.85(1)
 09/08/03                                                           --
 09/09/03                                                           --
 09/10/03                                                           --
 09/11/03                                                           --
 09/12/03                                                           --
 09/13/03                                                           --
 09/14/03                                                           --
 09/15/03                                                           --
 09/16/03                                                           --
 09/17/03                                                           --
 09/18/03                                                           --
 09/19/03                                                           --
 09/20/03                                                           --
 09/21/03                                                           --
 09/22/03                                                           --
 09/23/03                                                           --
 09/24/03                                                           --
 09/25/03                                                           --
 09/26/03                                                           --
 09/27/03                                                           --
 09/28/03                                                           --
 09/29/03                                                           --
 09/30/03                                                           --
                                                          ------------
TOTAL RECEIPTS                                            $      92.85
                                                          ============


          (1)  Interest income.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH RECEIPTS - SEPTEMBER 30, 2003

                                                           SHAW GUSSIS
  DATE                                                 PREFERENCE ACCT. II
  ----                                                 -------------------

 09/01/03                                                 $ 221,730.00
 09/02/03                                                           --
 09/03/03                                                           --
 09/04/03                                                           --
 09/05/03                                                           --
 09/06/03                                                           --
 09/07/03                                                           --
 09/08/03                                                           --
 09/09/03                                                           --
 09/10/03                                                           --
 09/11/03                                                           --
 09/12/03                                                           --
 09/13/03                                                           --
 09/14/03                                                           --
 09/15/03                                                           --
 09/16/03                                                           --
 09/17/03                                                           --
 09/18/03                                                           --
 09/19/03                                                           --
 09/20/03                                                           --
 09/21/03                                                           --
 09/22/03                                                           --
 09/23/03                                                           --
 09/24/03                                                           --
 09/25/03                                                           --
 09/26/03                                                           --
 09/27/03                                                           --
 09/28/03                                                           --
 09/29/03                                                           --
 09/30/03                                                           --
                                                          ------------
TOTAL RECEIPTS                                            $ 221,730.00
                                                          ============


          (1)  Preference recoveries.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - SEPTEMBER 30, 2003


                                                               BT COMMERCIAL
FLORSHEIM GROUP INC.                                           CONCENTRATION
                                                               -------------

            PAYMENTS
            Transfer to Loan Account                           $          --


                                                               -------------
            Total                                              $          --
                                                               =============


Note - Wire payments made directly into this account are cleared daily to the revolving loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - SEPTEMBER 30, 2003


FLORSHEIM GROUP INC.                                            ASSOCIATED BANK
--------------------                                            ---------------

        PAYMENTS
        Wholesale checks - see attached                          $     5,369.68
        Bank fees                                                            --
                                                                 --------------

        Total Funds Out                                                5,369.68


        Transfer excess cash to BT Commercial                                --


                                                                 --------------
        Total                                                    $     5,369.68
                                                                 ==============

                              FLORSHEIM GROUP INC.
                                 CHECK REGISTER
             FOR THE PERIOD SEPTEMBER 1, 2003 TO SEPTEMBER 30, 2003


--------   -----------   ---------------------    --------------  ----------
CHECK #    DATE          PAYEE                    CASH ACCOUNT        AMOUNT
--------   -----------   ---------------------    --------------  ----------

1189       09/11/03      F. TERRENCE BLANCHARD    111040          $    32.22
1191       09/11/03      FAGELHABER LLC           111040            1,857.40
1192       09/11/03      F. TERRENCE BLANCHARD    111040            2,957.11
1193       09/11/03      FAGELHABER LLC           111040              372.50
1194       09/26/03      BEN ALVENDIA                                 150.45
                                                                  ----------

Total                                                             $ 5,369.68
                                                                  ==========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - SEPTEMBER 30, 2003


                                                             BT COMMERCIAL
                                                                 ESCROW
                                                             -------------

 DATE     PAYMENTS

          None                                               $          --

                                                             -------------
          Total                                              $          --
                                                             =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                               SEPTEMBER 30, 2003


                                                                    SHAW GUSSIS
                                                                 PREFERENCE ACCOUNT
                                                                 ------------------
  DATE      PAYMENTS

            None                                                   $           --


                                                                   --------------
                                                                   $           --
                                                                   ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                               SEPTEMBER 30, 2003


                                                                   SHAW GUSSIS
                                                               PREFERENCE ACCOUNT II
                                                               ---------------------
  DATE      PAYMENTS

09/03/03    Deluxe Checks                                          $       119.25
09/03/03    Peter Corritori                                             15,900.31
09/03/03    Shaw Gussis Fishman Glantz Wolfman & Towbin                 27,521.19
09/24/03    Iron Mountain                                                  269.94
09/24/03    Logan & Company                                              1,084.33
09/24/03    Logan & Company                                                862.75
09/24/03    Leslie T Welsh Inc.                                          1,539.50
09/24/03    Terrence Blanchard                                           4,012.50
09/24/03    Bowne of Chicago                                             1,548.00
09/24/03    US Trustee                                                   2,250.00
09/24/03    D-Ancona & Pflaum                                            3,400.00
                                                                   --------------
                                                                   $    58,507.77
                                                                   ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                 SEPTEMBER 2003

BT COMMERCIAL CORPORATION
LOAN ACCOUNT


                                                               POST-PETITION
                                                                   LOAN
  DATE                       PAYMENTS         BORROWINGS          BALANCE
----------                ---------------   ---------------    -------------

OPENING BALANCE                                                $ 7,101,059.88
09/01/03                  $            --   $            --      7,101,059.88
09/02/03                               --                --      7,101,059.88
09/03/03                               --                --      7,101,059.88
09/04/03                               --                --      7,101,059.88
09/05/03                               --                --      7,101,059.88
09/06/03                               --                --      7,101,059.88
09/07/03                               --                --      7,101,059.88
09/08/03                               --                --      7,101,059.88
09/09/03                               --                --      7,101,059.88
09/10/03                               --                --      7,101,059.88
09/11/03                               --                --      7,101,059.88
09/12/03                               --                --      7,101,059.88
09/13/03                               --                --      7,101,059.88
09/14/03                               --                --      7,101,059.88
09/15/03                               --                --      7,101,059.88
09/16/03                               --                --      7,101,059.88
09/17/03                               --                --      7,101,059.88
09/18/03                               --                --      7,101,059.88
09/19/03                               --                --      7,101,059.88
09/20/03                               --                --      7,101,059.88
09/21/03                               --                --      7,101,059.88
09/22/03                               --                --      7,101,059.88
09/23/03                               --                --      7,101,059.88
09/24/03                               --                --      7,101,059.88
09/25/03                               --                --      7,101,059.88
09/26/03                               --                --      7,101,059.88
09/27/03                               --                --      7,101,059.88
09/28/03                               --                --      7,101,059.88
09/29/03                               --                --      7,101,059.88
09/30/03                               --                --      7,101,059.88
                          ---------------   ---------------
Total                     $            --   $            --
                          ===============   ===============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME:    FLORSHEIM GROUP INC.       CASE NO.     02 B 08209
                -------------------------               ----------------


                          STATEMENT OF AGED RECEIVABLES

                     FOR THE MONTH ENDED SEPTEMBER 30, 2003

ACCOUNTS RECEIVABLE:

                        Beginning of Month Balance             $      356,447
                                                               --------------

                        Add: Sales on Account                              --
                                                               --------------

                        Less: Collections                                  --
                                                               --------------

                        Adjustments                                        --
                                                               --------------

                        End of the Month Balance               $      356,447
                                                               ==============

            Note - All accounts receivable are fully reserved.

       0-30          31-60         61-90           OVER 90       END OF MONTH
       DAYS           DAYS          DAYS             DAYS           TOTAL
   -----------    -----------    ----------     ------------     ------------

   $        --    $        --    $       --     $    356,447     $    356,447
   ===========    ===========    ==========     ============     ============


                   ACCOUNTS PAYABLE AGING - SEPTEMBER 30, 2003


                  0-30        31-60         61-90         Over 90    End of Month
                  Days         Days          Days          Days         Total
               ----------   ----------    ----------    ----------   ------------

Wholesale      $   33,371   $  (29,041)   $  (12,612)   $  890,435    $  882,153

Retail                 --           --            --        76,070        76,070

               ----------   ----------    ----------    ----------    ----------
Total          $   33,371   $  (29,041)   $  (12,612)   $  966,505    $  958,223
               ==========   ==========    ==========    ==========    ==========


* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME:    FLORSHEIM GROUP INC.       CASE NO.     02 B 08209
                -------------------------               ----------------


                                TAX QUESTIONNAIRE

                      FOR MONTH ENDING SEPTEMBER 30, 2003

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

                1. Federal Income Taxes             Yes (x)            No (  )

                2. FICA withholdings                Yes (x)            No (  )

                3. Employee's withholdings          Yes (x)            No (  )

                4. Employer's FICA                  Yes (x)            No (  )

                5. Federal Unemployment Taxes       Yes (x)            No (  )

                6. State Income Taxes               Yes (x)            No (  )

                7. State Employee withholdings      Yes (x)            No (  )

                8. All other state taxes            Yes (x)            No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                       /s/ F. Terrence Blanchard
                                       -----------------------------------------
                                       For the Debtor In Possession (Trustee)


                                       Print or type name and capacity of person signing this Declaration:

                                       F. Terrence Blanchard
                                       -----------------------------------------
                                       President and Chief Financial Officer
                                       Florsheim Group Inc.

DATED: October 21, 2003